Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the captions “Services – Experts” and “Services – Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our reports: (1) dated April 30, 2014, with respect to the financial statements of Symetra Resource Variable Account B and (2) dated March 31, 2014, with respect to the consolidated financial statements of Symetra Life Insurance Company, in Post-Effective Amendment No. 5 to the Registration Statement (Form N-4, No. 333-178461) of Symetra Resource Variable Account B and related prospectus of the Symetra True Variable Annuity filed April 30, 2014.

/s/ Ernst & Young LLP

Seattle, Washington
April 30, 2014